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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                               __________________

                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                               __________________

        Date of Report (Date of earliest event reported): January 7, 2003

                         Delco Remy International, Inc.
             (Exact name of Registrant as specified in its charter)

             Delaware                          1-13683                 35-1909253
  (State or Other Jurisdiction      (Primary Standard Industrial    (I.R.S. Employer
of Incorporation or Organization)    Classification Code Number)   Identification No.)

                               __________________

                              2902 Enterprise Drive
                                Anderson, Indiana 46013
                                 (765) 778-6499
               (Address, Including Zip Code, and Telephone Number,
        Including Area Code, of Registrant's Principal Executive Offices)

                               __________________

                                 Not Applicable
          (Former name or former address, if changed since last report)

                               __________________

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Item 9. Regulation FD Disclosure

     The following information is furnished pursuant to Regulation FD.

     On January 7, 2003, the Registrant issued a press release announcing the closure of its Anderson, Indiana manufacturing operations. A copy of the press release is attached as Exhibit 99.1 hereto.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 7, 2003                        DELCO REMY INTERNATIONAL, INC.

                                             By:    /S/ Rajesh K. Shah
                                                    ----------------------------
                                             Name:  Rajesh K. Shah
                                             Title: Executive Vice President and
                                                    Chief Financial Officer

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                                  EXHIBIT INDEX

Number         Exhibit

99.1           Press Release dated January 7, 2003.